SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 15, 2009
                                                          --------------

                        China Crescent Enterprises, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Nevada                   0-14306                    84-0928627
               ------                   -------                    ----------
     (State of Incorporation or  (Commission File Number)      (I.R.S. Employer
       Organization)                                         Identification No.)

                      14860 Montfort Drive, Suite 210
                               Dallas, Texas                         75254
                               -------------                         -----
                  (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040
                                                            --------------

Copies to:
                      Law Offices of Michael Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry Into a Material Definitive Agreement

         On January 20, 2009, Clipper Technology, Inc., ("ClpTec") a wholly-owned foreign subsidiary of China Crescent Enterprises, Inc. (the
"Registrant") headquartered in Shanghai, China, entered into a Purchase Agreement with The Huali Group, Ltd., ("Huali") headquartered in Ningbo, China, under which ClpTec agreed to purchase an additional 25% of the stock of Clipper Hauli Ltd. from Huali in exchange for the issuance by the Registrant of 750 shares of Series B Convertible Preferred Stock, $.001 par value and $1,000 issue amount per share, with an agreed value equal to $750,000. This transaction closed on March 15, 2009 at which time ClpTec now owns 75% of Clipper Huali Ltd.

Item 3.02   Unregistered Sales of Equity Securities

Series B Preferred Shares

         Pursuant to the above-referenced Purchase Agreement, on March 15, 2009 (the "Issue Date") the Registrant issued 750 shares of Series B Convertible Preferred Shares, par value $0.001 per share with an aggregate stated value of $750,000. The terms of the Series B Preferred Stock, including but not limited to its rights and preferences, are set forth in the Certificate of Designation of Series B Preferred Stock attached as an exhibit to this Report, and is incorporated herein by reference. After six months from the Issue Date, the shares of Series B Preferred Stock may be converted into that number of authorized but unissued shares of common stock as determined under the conversion rights specified in the Certificate of Designation of Series B Preferred Stock.

Item 7.01 Regulation FD Disclosure

Press Release

            The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

            On March 17, 2009, the Company issued a press release announcing the transaction between ClpTec and Huali. The text of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits


EXHIBITS                                    DESCRIPTION
--------                                    -----------

 4.01                      Certificate of Designation of Series B Preferred
                           Stock

10.01 Purchase Agreement by and among Clipper Technology Ltd., and The Huali Group Ltd.

99.01                      Press Release dated March 17, 2009.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 2008
                             NEWMARKET CHINA, INC.

                             By: /s/ Philip J. Rauch
                                 -------------------
                                     Philip J. Rauch
                                     Chief Financial Officer






                                  EXHIBIT INDEX


Exhibit No.                Description of Document

99.1                       Press Release dated August 14, 2008